GENERAL (Tables)	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of Pro Forma Results
The following table presents unaudited pro forma revenue, net income and basic and diluted net income for periods presented assuming the acquisition of Conjur occurred on January 1, 2016. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred had the acquisition been consummated on that date, nor does it purport to represent the results of operations for future periods:

Conjur:	December 31,
	2016	2017
	(Unaudited)

Pro forma revenue	$217,570	$262,169
Pro forma net income	$23,705	$13,985
Basic net income per ordinary share	$0.70	$0.40
Diluted net income per ordinary share	$0.66	$0.39